Exhibit 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER
OF NEWFIELD EXPLORATION COMPANY
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the accompanying quarterly report on Form 10-Q for the quarterly period ended September 30, 2009 filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lee K. Boothby, President and Chief Executive Officer of Newfield Exploration Company (the “Company”), hereby certify, to my knowledge, that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the
Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 23, 2009	/s/ LEE K. BOOTHBY
Lee K. Boothby